Exhibit 99.2

TSYS Announces Earnings for 2004

TSYS
Financial Highlights
(In thousands, except per share data)

	Three months ended December 31,			Twelve months ended December 31,
	2004	2003*	Percentage Change	2004	2003*	Percentage Change
Revenues
Electronic payment processing services	$204,684	183,237	11.7%	$785,713	707,816	11.0%
Other services	45,225	38,750	16.7	170,906	120,485	41.8

Revenues before reimbursables	249,909	221,987	12.6	956,619	828,301	15.5
Reimbursable items	57,248	56,313	1.7	230,389	225,165	2.3

Total revenues	307,157	287,300	10.4	1,187,008	1,053,466	12.7

Expenses
Employment expenses	91,885	85,384	7.6	361,532	326,568	10.7
Net occupancy & equipment expenses*	55,722	52,785	5.6	239,179	205,820	16.2
Other operating expenses	43,497	30,061	44.7	153,694	105,334	45.9

Expenses before reimbursables	191,104	168,230	13.6	754,405	637,722	18.3
Reimbursable items	57,248	56,313	1.7	230,389	225,165	2.3

Total operating expenses	248,352	224,543	10.6	984.794	862,887	14.1

Operating Income	58,805	53,757	9.4	202,214	190,579	6.1

Other Income:
Interest income	1,147	522	120.1	2,856	2,887	(1.0)
Interest expense	(64)	(73)	(12.4)	(941)	(139)	577.8
Gain on foreign currency translation, net	117	126	(7.2)	162	1,042	(84.5)

Other Income	1,200	575	109.0	2,077	3,790	(45.2)

Income before Income Taxes, Minority Interest
and Equity in Income of Joint Ventures	60,005	54,330	10.4	204,291	194,369	5.1
Income Taxes	21,574	19,737	9.3	77,210	70,868	8.9
Minority Interest	(19)	(77)	75.1	(259)	(338)	23.5
Equity in Income of Joint Ventures	4,558	4,901	(7.0)	23,736	17,810	33.3

Net Income	$42,970	39,417	9.0%	$150,558	140,973	6.8%

Basic Earnings Per Share	$0.22	0.20	9.0%	$0.76	0.72	6.8%

Diluted Earnings Per Share	$0.22	0.20	9.2%	$0.76	0.71	6.9%

Dividends Declared Per Share	$0.0400	0.0200		$0.1400	0.0775

Average Common Shares Outstanding	196,848,529	196,821,929		196,846,897	196,829,802

Average Common and Common
Equivalent Shares Outstanding	197,278,427	197,623,458		197,235,871	197,437,744

Effective Tax Rate	33.7%	33.6%		34.2%	33.6%

EFFECTIVE INCOME TAX RATE CALCULATION

Income taxes (A)	$21,574	19,737		$77,210	70,868

Income before Income Taxes, Minority Interest
and Equity in Income of Joint Ventures	$60,005	54,330		$204,291	194,369
Adjustments: Equity in Income of Vital	4,063	4,554		21,999	16,666
Minority Interest	(19)	(77)		(259)	(338)

Adjusted Income before income taxes (B)	$64,049	58,807		$226,031	210,697

Effective Tax Rate (A/B)	33.7%	33.6%		34.2%	33.6%

Note: nm = not meaningful

*Note: Certain amounts in 2003 have been reclassified to conform with the presentation adopted in 2004.

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TSYS Announces Earnings for 2004

TSYS
Segment Breakdown
(In thousands)

	Three months ended December 31, 2004			Three months ended December 31, 2003
	Domestic-based Services	International-based Services	Consolidated	Domestic-based Services	International-based Services	Consolidated
Total revenue	$ 275,736	31,424	307,160	256,092	22,277	278,369
Intersegment revenue	(3)	--	(3)	(69)	--	(69)

Revenues from external
customers	$ 275,733	31,424	307,157	256,023	22,277	278,300

Depreciation and amortization	$ 25,479	3,591	29,070	24,650	2,708	27,358

Segment operating income	$ 70,668	(11,863)	58,805	50,454	3,303	53,757

Income tax expense	$ 26,026	(4,452)	21,574	18,443	1,294	19,737

Equity in income of joint
ventures	$ 4,063	495	4,558	4,554	347	4,901

Net Income	$ 51,465	(8,495)	42,970	37,203	2,214	39,417

Average accounts on file	327,785	16,438	344,223	258,063	13,643	271,706

	Twelve months ended December 31, 2004			Twelve months ended December 31, 2003
	Domestic-based Services	International-based Services	Consolidated	Domestic-based Services	International-based Services	Consolidated
Total revenue	$ 1,071,966	115,052	1,187,018	973,252	80,288	1,053,540
Intersegment revenue	(10)	--	(10)	(74)	--	(74)

Revenues from external
customers	$ 1,071,956	115,052	1,187,008	973,178	80,288	1,053,466

Depreciation and amortization	$ 95,430	13,158	108,588	87,555	10,860	98,415

Segment operating income	$ 196,067	6,147	202,214	179,580	10,999	190,579

Income tax expense	$ 74,063	3,147	77,210	66,790	4,078	70,868

Equity in income of joint
ventures	$ 21,999	1,737	23,736	16,666	1,144	17,810

Net Income	$ 146,436	4,122	150,558	133,860	7,113	140,973

Average accounts on file	287,908	15,194	303,102	249,489	13,129	262,618

Note:	Revenues for domestic-based services include electronic payment processing services and other services provided from the United States to clients domiciled in the United States or other countries. Revenues from international-based services include electronic payment processing services and other services provided from outside the United States to clients based mainly outside the United States.

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TSYS Announces Earnings for 2004

TSYS
Balance Sheet
(In thousands)

	December 31
	2004	2003
Assets
Current assets:
Cash and cash equivalents	$ 230,451	122,874
Restricted cash	21,668	7,679
Accounts receivable, net	146,182	120,646
Deferred income tax assets	14,112	401
Prepaid expenses and other current assets	39,347	22,763

Total current assets	451,760	274,363
Property and equipment, net	263,584	232,076
Computer software, net	242,617	258,090
Contract acquisition costs, net	132,428	125,472
Equity investments, net	54,400	66,708
Goodwill, net	70,561	29,626
Other assets	40,559	14,901

Total assets	$ 1,255,909	1,001,236

Liabilities and Shareholders' Equity
Current liabilities:
Accounts payable	$ 49,158	17,549
Accrued salaries and employee benefits	46,726	32,562
Current portion of obligations under capital leases and
software obligations	1,828	15,231
Billings in excess of costs on uncompleted contracts	--	17,573
Other current liabilities	143,187	64,056

Total current liabilities	240,899	146,971
Obligations under capital leases and software obligations,
excluding current portion	4,508	29,748
Deferred income tax liabilities	142,077	88,544

Total liabilities	387,484	265,263

Minority interest in consolidated subsidiary	3,814	3,439

Shareholders' Equity:
Common stock	19,759	19,750
Additional paid-in capital	44,731	41,574
Accumulated other comprehensive income	15,373	8,314
Treasury stock	(13,573)	(12,426)
Retained earnings	798,321	675,322

Total shareholders' equity	864,611	732,534

Total liabilities and shareholders' equity	$ 1,255,909	1,001,236

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TSYS Announces Earnings for 2004

TSYS
Cash Flow
(In thousands)

	Years ended December 31,
	2004	2003
Cash flows from operating activities:
Net income	$ 150,558	140,973
Adjustments to reconcile net income to net cash provided by
operating activities:
Minority interest in consolidated subsidiary's net income	259	338
Equity in income of joint ventures	(23,736)	(17,810)
Gain on currency translation adjustments, net	(162)	(1,042)
Depreciation and amortization	108,588	98,415
Noncash charge related to impairment of developed software	10,059	--
(Recoveries of)Provisions for bad debt expenses and billing adjustments	(1,086)	2,690
Charges for transaction processing	9,877	3,450
Deferred income tax expense	35,334	27,067
Loss (gain) on disposal of equipment, net	387	(25)
(Increase)decrease in:
Accounts receivable	(20,745)	3,624
Prepaid expenses and other assets	(31,883)	3,827
Increase(decrease) in:
Accounts payable	31,950	3,028
Accrued salaries and employee benefits	14,134	(10,819)
Billings in excess of costs and profits on uncompleted contracts	(17,573)	17,573
Other current liabilities	47,186	(4,934)

Net cash provided by operating activities	313,147	266,355

Cash flows from investing activities:
Purchase of property and equipment, net	(53,898)	(125,301)
Additions to licensed computer software from vendors	(40,697)	(47,246)
Additions to internally developed computer software	(4,291)	(17,689)
Cash acquired in acquisitions	2,422	4,442
Cash used in acquisitions	(53,514)	(36,000)
Dividends received from joint ventures	35,876	5,278
Contract acquisition costs	(29,150)	(18,129)

Net cash used in investing activities	(143,252)	(234,645)

Cash flows from financing activities:
Purchase of common stock	(1,188)	(9,824)
Proceeds from long-term debt borrowings	--	20,234
Principal payments on capital lease and software obligations	(42,656)	(20,440)
Dividends paid on common stock	(23,621)	(14,765)
Proceeds from exercise of stock options	1,193	3,929

Net cash used in financing activities	(66,272)	(20,866)

Effect of foreign currency translation on cash and cash equivalents	3,954	2,859

Net increase in cash and cash equivalents	107,577	13,703
Cash and cash equivalents at beginning of year	122,874	109,171

Cash and cash equivalents at end of period	$ 230,451	122,874

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TSYS Announces Earnings for 2004

       Geographic Area Data:

The following geographic area data represents revenues for the three months and twelve months ended December 31 based on where the client is domiciled:

	Three Months Ended December 31,
	2004	%	2003	%	% Chg
(dollars in millions):
United States	$ 251.4	81.9%	230.6	82.9%	9.0%
Canada*	20.9	6.8	20.8	7.5	0.6
Europe	27.9	9.0	19.3	6.9	44.2
Japan	3.7	1.2	3.3	1.2	10.5
Mexico	2.1	0.7	3.6	1.3	(42.3)
Other	1.2	0.4	0.7	0.2	82.9

	$ 307.2	100.0%	278.3	100.0%	10.4%

	Twelve Months Ended December 31,
	2004	%	2003	%	% Chg
(dollars in millions):
United States	$ 973.3	82.0%	863.0	81.9%	12.8%
Canada*	83.2	7.0	75.9	7.2	9.6
Europe	101.6	8.6	68.6	6.5	48.1
Japan	14.0	1.2	12.1	1.2	16.0
Mexico	11.2	0.9	31.4	3.0	(64.2)
Other	3.7	0.3	2.5	0.2	51.1

	$ 1,187.0	100.0%	1,053.5	100.0%	12.7%

       Geographic Area Revenue by Operating Segment:

The following tables reconcile segment revenues to revenues by reporting segment for the three months and twelve months ended December 31:

	Three Months Ended December 31,
	Domestic-based Services		International-based Services
(dollars in millions):	2004	2003	2004	2003
United States	$ 251.4	230.6	--	--
Canada*	20.9	20.8	--	--
Europe	0.1	0.2	27.8	19.1
Japan	--	0.1	3.7	3.2
Mexico	2.1	3.6	--	--
Other	1.2	0.7	--	--

	$ 275.7	256.0	31.5	22.3

	Twelve Months Ended Decedmber 31,
	Domestic-based services		International-based services
(dollars in millions):	2004	2003	2004	2003
United States	$973.3	863.0	--	--
Canada*	83.2	75.9	--	--
Europe	0.5	0.3	101.1	68.3
Japan	--	0.1	14.0	12.0
Mexico	11.2	31.4	--	--
Other	3.7	2.5	--	--

	$1,071.9	973.2	115.1	80.3

* These revenues include those generated from the Caribbean accounts owned by a Canadian institution.

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TSYS Announces Earnings for 2004

   Supplemental Information:

	Accounts on File at:
	Dec 31, 2004%		Dec 31, 2003%
Accounts on File (in millions):
Consumer	203.3	56.9%	143.5	52.4%
Retail	93.6	26.2	85.5	31.2
Commercial	25.6	7.2	21.5	7.9
Government services/EBT	16.3	4.6	13.8	5.0
Debit	6.9	1.8	6.1	2.2
Stored Value	11.9	3.3	3.5	1.3

	357.6	100.0%	273.9	100.0%

	Dec 31, 2004	Dec 31, 2003
QTD Average Accounts on File (in millions)	344.2	271.7	26.7%
YTD Average Accounts on File (in millions)	303.1	262.6	15.4%

	Accounts on File at:
	Dec 31, 2004%		Dec 31, 2003%
Accounts on File (in millions):
Domestic	308.2	86.2%	229.8	83.9%
International	49.4	13.8	44.1	16.1

	357.6	100.0%	273.9	100.0%

Note: The accounts on file between domestic and international is based on the geographic domicile of processing clients.

Growth in Accounts (in millions):	Dec 2003 to Dec 2004	Dec 2002 to Dec 2003
Beginning balance	273.9	245.9
Change in accounts on file due to:
Internal growth of existing clients	36.9	25.1
New clients	49.1	19.9
Purges/Sales	(1.1)	(13.2)
Deconversions	(1.2)	(3.8)

Ending balance	357.6	273.9

Number of Employees (FTEs):	2004	2003
Period ended Dec 31,	5,694	5,640
Quarterly average for period ended Dec 31,	5,662	5,644
YTD average for period ended Dec 31,	5,594	5,494

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